SUPPLEMENT
                            Dated September 28, 2007
                 Class IA Shares Prospectuses dated May 1, 2007
                 Class IB Shares Prospectuses dated May 1, 2007
                       (collectively, the "Prospectuses")
                      for Hartford HLS Series Fund II, Inc.


The Hartford Growth Opportunities HLS Fund

The Russell 1000 Growth Index has been added as an additional benchmark. Accordingly, the following changes have been made to the Prospectuses under the sub-heading, "Past Performance":

a). The Russell 1000 Growth Index has been added to the existing table entitled "Average annual total returns for period ending 12/31/06":

                                    1 year           5 years           10 years

Russell 1000 Growth Index           9.07%            2.69%             5.44%
(reflects no deduction for
fees or expenses)

b). The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)


     This Supplement should be retained with your Prospectus for future reference.